EXHIBIT 99.1

SUN AMERICAN BANCORP

CODE OF CONDUCT AND ETHICS

Dated June 29, 2006

I.

Introduction

This Code of Conduct and Ethics (the “Code”) applies to all directors, officers and employees of Sun American Bancorp (the “Company”).

The purpose of this Code is to promote, as well as to provide guidance to the Company’s directors, officers and employees with regard to, the following:

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honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

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full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with, or submits to, the Securities and Exchange Commission (the “SEC”) and in other public communications made by the Company;

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compliance with applicable rules and regulations of the American Stock Exchange and governmental laws, rules and regulations;

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prompt internal reporting to an appropriate person or persons identified in the Code of violations of the Code; and

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accountability for adherence to the Code.

Each day, you are faced with making decisions that will affect the Company’s business. You are obligated to comply with the Code guidelines and should avoid even the appearance of unethical or unprofessional behavior. To that end, you should seek advice from the Company’s Chief Financial Officer or the Chairman of the Audit Committee of the Board of Directors (the “Board”) of the Company when faced with a situation that may violate or give the appearance of violating the Code, Company policies, laws, rules or regulations. While this Code provides general guidance for appropriate conduct and avoidance of conflicts of interest, it does not cover every issue that may arise and it does not supersede specific policies that are set forth in other Company policy statements. The Company’s Chief Executive Officer (i.e., the principal executive officer), Chief Financial Officer (i.e., the principal financial officer), Principal Accounting Officer or Controller or any other person performing similar functions (collectively, “Senior Financial Officers”) are also subject to the requirements of the Code of Ethics for Senior Financial Officers, a copy of which can be obtained from the Company’s Chief Financial Officer. The term

“Executive Officer,” as used in this Code, includes the Company’s Senior Financial Officers and certain other officers in charge of a principal business unit, division or function or who perform a policy-making function, as proscribed by the rules and regulations of the SEC.

II.

Honest and Ethical Conduct

The Company expects and requires ethical behavior from every director, officer and employee. You are expected to act in the best interests of the Company. Further, you must engage in and promote honest and ethical conduct, including handling actual or apparent conflicts of interest in an ethical manner and act with honesty and integrity.

III.

Conflicts of Interest

A conflict of interest exists when your real or perceived personal interests interfere with, or give the appearance of interfering with, the interests of the Company. In order for the Company to carry out its business effectively, it must be assured of loyalty of each of its officers, directors and employees. You must therefore refrain from entering into relationships that might impair your judgment as to what is best for the Company. Even relationships that give the appearance of a conflict of interest should be avoided. You cannot avoid these standards by acting through someone else, such as a friend or family member. Conflicts of interest may arise in many ways, including, but not limited to, receipt of improper personal benefits as a result of your position with the Company or when you have other duties, responsibilities or obligations that run counter to your duties to the Company. Conflicts of interest may reach farther than just the person employed by or serving as a director of the Company. In fact, many conflicts arise as a result of situations involving a relative of an employee, officer or director. While it is impossible to set forth every scenario in which a conflict of interest may arise, conflicts often arise in the areas listed below:

Investments: A conflict of interest may arise when you or a member of your immediate family holds an ownership interest in a partnership, corporation or other entity which has, or is likely to have in the future, a business relationship with the Company (for example, as a borrower, debt holder, consultant, lender or vendor of the Company) or which is a competitor of the Company. You should advise the Chief Financial Officer of any ownership interest in or relationship with such entity so that the Chief Financial Officer can determine whether further approval is necessary. The term “immediate family member” includes your spouse, children or other family member or other person living with you.

Outside Employment and Directorships: You are expected to devote your energies and loyalty to the Company. In the event that you desire to accept employment or compensation for services from another entity while continuing to work for the Company and/or serve on the Board and such entity has a business relationship with the Company (for example, as a borrower, debt holder, consultant, lender or vendor of the Company) or which is a competitor of the Company, you are required to notify your supervisor and obtain prior approval from the Chief Financial Officer. Executive Officers and directors must obtain prior approval from the Audit Committee of the Board prior to engaging in such activities. In addition, you may not serve on the board of directors of another bank or public company without the prior approval of the Board.

Nepotism: It is your responsibility to act with honesty and integrity, avoiding actual or apparent conflicts of interest between personal and professional relationships, and to the extent such conflicts arise, to resolve such conflicts honestly and ethically. A conflict of interest may also arise if you use your position with the Company in order for your family member to gain employment with the Company. While it is permissible under the Code for members of the same family to work for the Company, the proposed hiring of a family member of an employee must be submitted for approval to the Head of the Business Unit in which the person is to be employed.. The hiring of a family member of an Executive Officer or director of the Company must be approved in advance by the Audit Committee of the Board. The hiring of a family member of an employee, Executive Officer or director prior to the adoption of this Code, regardless of whether such hiring received prior approval, will not constitute a violation of this Code.

Business Opportunities: A conflict of interest may also arise if you take advantage of a business opportunity that should belong to the Company. You may not use an opportunity that is within the Company’s line of business, that relates to any business in which the Company engages, or in which the Company has an interest or expectancy, for your personal gain without prior approval. An employee, other than an Executive Officer, who intends to use any business opportunity obtained as a result of that employee’s position with the Company must obtain prior approval of the Chief Financial Officer. An Executive Officer or director who intends to use any business opportunity obtained as a result of that Executive Officer’s or director’s position with the Company must obtain the approval of the Audit Committee of the Board.

Business Relationships: If you or your family member work for businesses seeking to provide goods or services to the Company, you may not use your personal influence to affect negotiations and if you are an Executive Officer or director of the Company, you must notify the Chief Financial Officer, who will review the proposed transaction and notify the Audit Committee of the Board for review and action as it sees fit, including, if necessary, approval by the disinterested members of Company’s Board. If you or your family member work for an entity that has a business relationship with the Company (for example, as a borrower, debt holder, consultant, lender or vendor of the Company) or which is a competitor of the Company, you should bring this fact to the attention of your immediate supervisor and if you are an Executive Officer or director of the Company you must notify the Chairman of the Audit Committee of the Board and discuss any difficulties that might arise and appropriate steps to minimize any potential conflict of interest.

Gifts, Entertainment or Services: While a gift, entertainment or service may not be illegal, such consideration may appear to the public as an improper or unethical gesture. The acceptance of gifts, entertainment or services by you or members of your family may present a conflict of interest. While you are permitted to accept reasonable gifts of nominal value, such as unsolicited promotional items or holiday gifts, you are prohibited from accepting or soliciting anything that might reasonably be deemed to affect your judgment or that is accompanied by any express or implied understanding that you are or the Company is in any way obligated do to something in exchange for the gift. Similarly, you may accept entertainment, but only insofar as it is reasonable in the context of the business at hand and facilitates the Company’s interests. You are strictly prohibited from soliciting gifts, gratuities or business courtesies for yourself or for the benefit of any family member. Whether a gift, entertainment or service is significant shall be determined in light of the receiving person’s compensation level, position and the circumstances surrounding the gift.

Loans or Extensions of Credit: Generally, applicable laws do not permit the Company, directly or indirectly, to extend or maintain credit, to arrange for the extension of credit, or to renew an extension of credit, in the form of a personal loan to or for any of its directors or Executive Officers, other than extensions of credit that existed on July 30, 2002 (provided that no material modification to any term of any such extension of credit or any renewal of any such extension of credit were made on or after July 30, 2002). However, the Company’s bank subsidiary is permitted to make loans to Executive Officers and directors and family members of Executive Officers and directors as long as the loans (i) are made or provided in the ordinary course of the subsidiary’s business; (ii) are of a type generally made available by such subsidiary to the public; (iii) are made on terms that are no more favorable than terms offered by the subsidiary to the general public; and (iv) are approved by the Audit Committee of the Board.

Related Party Transactions: Some situations involving a conflict of interest, including certain situations described above, can be categorized as a related party transaction. The Company’s Audit Committee of the Board will review all related party transactions on an ongoing basis. All related party transactions must be approved by the Audit Committee of the Board.

IV.

Accuracy of Disclosure

As a publicly traded Company, the Company is required to comply with federal and state laws and regulations with respect to accuracy in the information it reports to the SEC and communicates to the public. The Company’s financial statements are relied upon both internally and externally by individuals making business or investment decisions. Accuracy and candor is critical to the financial health of the Company. As a result, each director, Executive Officer and other employee involved in the review or preparation, as applicable, of the SEC Reports and Public Documents, as defined below, must act in good faith, responsibly, with due care and diligence to ensure that the Company provides full, fair, accurate, timely and understandable disclosure in its SEC Reports and Public Documents. The term “SEC Reports and Public Documents” means financial statements, reports and other documents filed or submitted to the SEC as well as other public communications made by the Company.

If you become aware of material inaccuracies contained in the SEC Reports and Public Documents, or material omissions from the SEC Reports and Public Documents, you are required to immediately report such inaccuracies or omissions to the Chairman of the Company’s Audit Committee pursuant to the procedure outlined in Section VIII.

Finally, you are required to respect the confidentiality of information acquired in the course of the performance of your responsibilities.

V.

Political Activities and Contributions

You are expected to comply with all applicable laws governing political contributions. The Company, from time to time, sponsors or contributes to political, community or charitable events or organizations. The Chief Executive Officer or his designee must authorize all contributions and the commitment of the Company’s name or resources to any event or organization. To the extent the contribution would constitute a related party transaction, approval of the Audit Committee of the Board is required.

VI.

Compliance with Laws, Rules and Regulations

The Company’s continued and current success depends in part upon its reputation for engaging in its business in an ethical and legal manner. Therefore, you should comply with not only the letter but the spirit of all federal, state and local laws, rules and regulations applicable to the Company’s business.

VII.

Insider Trading

Under federal securities laws, you cannot trade in the Company's stock on the basis of non-public material information, nor can you "tip" such material non-public information to others who use it to trade in the Company's stock. These laws are designed to ensure that all investors are on an equal footing and are relying upon the same information in making their investment decisions. The Company’s Insider Trading Policy and Preclearance Policy set forth the trading and reporting obligations of directors, Executive Officers and employees in greater detail. These policies have been distributed to each director, officer and employee of the Company. An additional copy of these policies may be obtained from the Chief Financial Officer.

VIII.

Reporting Improper Activities

You are required to report all evidence of a violation of the Code to the Chairman of the Audit Committee in accordance with the Company’s Whistle-Blower Policy. No Company employee who in good faith reports any violation of the Code shall suffer, and shall be protected from threats of, harassment, retaliation, discharge, or other types of discrimination caused by the employee’s reporting a violation of the Code.

IX.

Compliance; Administration

As a condition of employment and continued employment, you must accept the responsibility of complying with the foregoing policies, and each individual subject to the Code must acknowledge receipt of the Code by executing the Acknowledgement attached hereto. The Company may, at least annually, require each Executive Officer, vice president and other key employees of the Company to complete and submit a certification in a form designated by the Company pertaining to each officer’s or key employee’s compliance with the policies set forth in this Code; a copy of one such form is contained in this Code. The Company reserves the right to request any Executive Officer, vice president or other key employee to complete and submit such certification at any time or as frequently as the Company may deem advisable.

Any director, Executive Officer or other employee who knowingly and willfully violates the Code is subject to disciplinary action, including, but not limited to, suspension or termination of employment or removal from the Board, as applicable, and such other action, including legal action, as the Company believes to be appropriate under the circumstances. The Audit Committee will make the determination as to penalties for Code violations applicable to directors, Executive Officers and family members of directors and Executive Officers who are employed by the Company. The Chief Executive Officer or his designee shall make the determination as to penalties applicable to violations by all employees, other than directors, Executive Officers, and family members of Executive Officers and directors.

X.

Amendments; Waiver

The Company reserves the right to amend, waive or alter the policies set forth in the Code at any time. Any amendment to the Code or waiver of any provision of the Code for directors or Executive Officers requires the approval of a majority of the Company’s non-management directors. Unless the SEC regulations or rules of the American Stock Exchange otherwise provide, amendments to and waivers of any provision of the Code applicable to directors and Executive Officers must be disclosed in a current report on Form 8-K, including an explanation of why the waiver was granted.

ACKNOWLEDGEMENT

I hereby acknowledge receipt of the Code of Conduct and Ethics (the “Code”) of Sun American Bancorp (the “Company”). I have read the Code and understand and acknowledge that I may be subject to disciplinary action, including, but not limited to, suspension, termination of employment, or any other action, including legal action, by the Company in the event of my violation of the Code.

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SUN AMERICAN BANCORP

CODE OF CONDUCT AND ETHICS CERTIFICATION FORM

The undersigned hereby certifies that he or she is not aware of any of the following:

1.

Any violation of the Code of Conduct and Ethics (the “Code”) of Sun American Bancorp (the “Company”) by the undersigned; or

2.

Any violation of the Code by any director, officer or employee of the Company.

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